UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 28, 2018 (March 27, 2018)

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                            Entry into a Material Definitive Agreement.

On March 27, 2018, Primoris Services Corporation, a Delaware corporation (“Primoris”), Waco Acquisition Vehicle, Inc., a Delaware corporation and wholly owned subsidiary of Primoris (“Merger Sub”), and Willbros Group, Inc., a Delaware corporation (“Willbros”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub, upon the terms and subject to the conditions thereof, will merge with and into Willbros (the “Merger”), with Willbros surviving the Merger as a wholly-owned subsidiary of Primoris. The boards of directors of each of Primoris and Willbros have unanimously approved the Merger Agreement and the Merger.

Upon the Merger becoming effective (the “Effective Time”), as a result of the Merger and without any action on the part of Primoris, Merger Sub, Willbros, or any stockholder of Willbros, each outstanding share of Willbros’ common stock (including any vested time-based restricted stock award of the Company) issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares or shares held by any direct or indirect wholly-owned subsidiary of Willbros and (ii) shares held by stockholders of Willbros, if any, who properly exercise their appraisal rights under Delaware law), shall automatically be converted into the right to receive $0.60 per share in cash, without interest (the “Merger Consideration”). At the Effective Time, each then outstanding unvested time-based restricted stock award and each then outstanding unvested time-based restricted stock unit award of Willbros (collectively, “Company Time-based Awards”), will, at Primoris’ option, (i) be converted into the right to receive an amount in cash equal to the product of (A) the number of Shares subject to such unvested Company Time-based Award and (B) the Merger Consideration, less applicable taxes required to be withheld; or (ii) be converted into the right to receive Primoris restricted stock awards in an amount equal to the product of (A) the number of Shares subject to such Company Time-based Award and (B) the Merger Consideration (with any fractional shares being rounded down to the nearest whole share of Primoris’ stock) with the same vesting terms and conditions as are applicable to such Company Time-based Awards. Immediately prior to the Effective Time, each then-outstanding performance-based restricted stock unit award (“Company Performance Awards”), shall be cancelled and shall only entitle the holder thereof to receive an amount in cash which represents the number of Shares equal to the “Target Award” set forth in the applicable award agreement for each such Company Performance Award multiplied by the Merger Consideration, less applicable taxes required to be withheld.

The completion of the Merger is subject to various closing conditions, including, among other things, (a) the adoption of the Merger Agreement by the stockholders of Willbros entitled to vote thereon and (b) the receipt of certain third party consents and approvals.

The Merger Agreement contains customary representations, warranties, and covenants by Primoris, Merger Sub, and Willbros. Willbros has agreed, among other things, not to solicit any offer or proposal for a competing or alternative transaction, or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, any competing or alternative transaction. In addition, certain covenants require each of the parties to use reasonable best efforts to cause the Merger to be consummated. The Merger Agreement also requires Willbros to call and hold a stockholders’ meeting and, subject to certain exceptions, requires the board of directors of Willbros to recommend adoption of the Merger Agreement.

The Merger Agreement also includes customary termination rights. Upon termination of the Merger Agreement in certain specified circumstances, Willbros will be required to pay Primoris a termination fee of $4,300,000 and, in certain other circumstances, a transaction fee of $8,000,000.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Primoris or Willbros. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule provided by Willbros to Primoris in connection with the signing of the Merger Agreement. This confidential disclosure schedule contains information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Primoris and Willbros rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Primoris or Willbros.

Item 8.01                            Other Events.

In connection with the Merger, Primoris has agreed to provide up to $20,000,000 in secured bridge financing to support Willbros working capital needs through the Closing Date (as defined in the Merger Agreement).

On March 28, 2018, Primoris issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On March 28, 2018, Primoris held a webcast regarding the Merger Agreement. A copy of the investor presentation and the transcript of the webcast are attached Exhibit 99.2 and 99.3 hereto and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements, including but not limited to those regarding the proposed acquisition by Primoris Services Corporation (“Primoris”) of Willbros Group, Inc. (“Willbros”) (the “Acquisition”) and the transactions related thereto. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements.  These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by Willbros’ stockholders; the possibility of litigation (including related to the transaction itself); and other risks described in Willbros’ SEC filings.  All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.  Neither Primoris nor Willbros undertakes any obligation to update any forward-looking statements.

Additional Information and Where to Find It

In connection with the Acquisition, Willbros will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Willbros stockholders and will contain important information about the Acquisition and related matters. WILLBROS STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION.  The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by Primoris or Willbros with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov.  In addition, security holders will be able to obtain free copies of the definitive proxy statement from Willbros by contacting Investor Relations by mail at Willbros Group, Inc., 4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027, Attn: Investor Relations Department, by telephone at 713-403-8000, or by going to Willbros’ Investor Relations page on its corporate web site at investors.willbros.com.

Participants in Proxy Solicitation

Willbros and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition.  Information about Willbros’ directors and executive officers is set forth in Willbros’ Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 8, 2017.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Willbros by contacting Investor Relations by mail at Willbros Group, Inc., 4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027, Attn: Investor Relations Department, by telephone at 713-403-8000, or by going to Willbros’ Investor Relations page on its corporate web site at investors.willbros.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the Acquisition will be included in the proxy statement that Willbros intends to file with the SEC.

Item 9.01.                         Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated March 27, 2018, among Primoris Services Corporation, Waco Acquisition Vehicle, Inc., and Willbros Group, Inc.

99.1	Press Release dated March 28, 2018

99.2	Investor Presentation dated March 28, 2018

99.3	Investor Call Transcript

* Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Primoris hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: March 28, 2018	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer